Exhibit 10.43

AMENDMENT AND RESTATEMENT AGREEMENT dated as of November 3, 2004, among ADVANCE AUTO PARTS, INC., a Delaware corporation (“Holdings”), ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, as Administrative Agent, under the Amended and Restated Credit Agreement dated as of December 5, 2003, among Holdings, the Borrower, the lenders referred to therein and the Administrative Agent, as in effect on the date hereof (the “Existing Credit Agreement”).

        WHEREAS, Holdings and the Borrower have requested, and the Required Restatement Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Tranche A Lenders referred to below extend credit in the form of Tranche A Term Loans on the Effective Date, in an aggregate principal amount equal to $200,000,000, (b) the Tranche B Lenders referred to below extend credit in the form of Tranche B Term Loans on the Effective Date, in an aggregate principal amount equal to $170,000,000, the proceeds of which, together with the proceeds of the Tranche A Term Loans, will be used as set forth in Section 5.11 of the Restated Credit Agreement referred to below, (c) the Delayed Draw Lenders referred to below extend credit in the form of Delayed Draw Term Loans on or after the Effective Date, in an aggregate principal amount of up to $100,000,000, the proceeds of which will be used to repurchase shares of the capital stock of Holdings, (d) the New Revolving Lenders referred to below make commitments on the Effective Date to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans under the Restated Credit Agreement (the “New Revolving Commitments”), in an aggregate principal amount equal to $200,000,000, to replace all Revolving Commitments existing under the Existing Credit Agreement and (e) the Existing Credit Agreement be amended and restated as provided herein.

        NOW, THEREFORE, Holdings, the Borrower, the Required Restatement Lenders and the Administrative Agent hereby agree as follows:

        SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement. As used in this Agreement, (i) “Required Lenders” has the meaning assigned to such term in the Existing Credit Agreement and (ii) “Required Restatement Lenders” means, at any time, (A) the Required Lenders and (B) each of the Tranche A Lenders, Tranche B Lenders, Delayed Draw Lenders and New Revolving Lenders set forth on Schedule 1 hereto.

        SECTION 2. Effective Date. (a) The transactions provided for in Sections 3 through 5 hereof shall be consummated at a closing to be held on the Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the parties hereto shall agree upon.

        (b)        The “Effective Date” shall be specified by the Borrower, and shall be a date not later than November 3, 2004, as of which all the conditions set forth or referred to in Section 6 hereof shall have been satisfied. The Borrower shall give not less than one Business Day’s written notice proposing a date as the Effective Date to the Administrative Agent, which shall send copies of such notice to the Lenders. This Agreement shall terminate at 5:00 p.m., New York City time, on November 3, 2004, if the Effective Date shall not have occurred at or prior to such time.

        SECTION 3. Tranche A Term Loans; Tranche B Term Loans; Prepayment of Existing Term Loans; Delayed Draw Term Loans; New Revolving Commitments. (a) Each Person that agrees to make Tranche A Term Loans (a “Tranche A Lender”) will, on the Effective Date and subject to the terms and conditions of this Agreement and the Restated Credit Agreement, make such Tranche A Term Loans to the Borrower in the manner contemplated by paragraph (g) of this Section.

        (b)        Each Person that agrees to make Tranche B Term Loans (a “Tranche B Lender”) will, on the Effective Date and subject to the terms and conditions of this Agreement and the Restated Credit Agreement, make such Tranche B Term Loans to the Borrower in the manner contemplated by paragraph (g) of this Section.

        (c)        Each Person that agrees to make Delayed Draw Term Loans (a “Delayed Draw Lender”) will, on or after the Effective Date and subject to the terms and conditions of this Agreement and the Restated Credit Agreement, make such Delayed Draw Term Loans to the Borrower in the manner contemplated by paragraph (g) of this Section.

        (d)        Each Person that agrees to make a New Revolving Commitment (a “New Revolving Lender”) will, on the Effective Date and subject to the terms and conditions of this Agreement and the Restated Credit Agreement, be deemed to have made a New Revolving Commitment in an amount set forth for each such Lender on Schedule 1 hereto.

        (e)        Each Required Lender that executes and delivers this Agreement solely in the capacity of a Required Lender and not specifically as a Tranche A Lender, Tranche B Lender, Delayed Draw Lender, or New Revolving Lender shall be deemed to have agreed to this Agreement but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to make Tranche A Terms Loans, Tranche B Term Loans, Delayed Draw Term Loans or a New Revolving Commitment.

        (f)        Subject to the terms and conditions set forth herein and in the Restated Credit Agreement (in the case of Loans to be made after the Effective Date), (i) each Tranche A Lender agrees to make a Tranche A Term Loan to the Borrower on the Effective Date in a principal amount equal to the Tranche A Commitment set forth for such Lender on Schedule 1 hereto, (ii) each Tranche B Lender agrees to make a Tranche B Term Loan to the Borrower on the Effective Date in a principal amount equal to the Tranche B Commitment set forth for such Lender on Schedule 1 hereto, (iii) each Delayed Draw Lender agrees to make Delayed Draw Term Loans to the Borrower during the Delayed Draw Availability Period in an aggregate principal amount up to the Delayed Draw Commitment set forth for such Delayed Draw Lender on Schedule 1 hereto and (iv) each New Revolving Lender agrees to make a New Revolving Commitment on the Effective Date in an amount equal to the New Revolving Commitment set forth for such Lender on Schedule 1 hereto. All Borrowings made on the Effective Date shall be made as ABR Borrowings. The Required Lenders hereby waive the requirements of Section 6.01 of the Existing Credit Agreement to the extent, but only to the extent, necessary to permit the Borrower to incur the Tranche A Term Loans, Tranche B Term Loans, Delayed Draw Term Loans and New Revolving Commitments and make Borrowings thereunder on or after, as applicable, the Effective Date. The Tranche A Term Loans, Tranche B Term Loans, Delayed Draw Term Loans and Revolving Loans shall be made in the manner contemplated by paragraph (g) of this Section. For purposes hereof, a Person shall become a Tranche A Lender, Tranche B Lender, Delayed Draw Lender or New Revolving Lender, as the case may be, and a party to the Restated Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the Effective Date, a signature page to this Agreement. The “Tranche A Commitment” of any Tranche A Lender will be the amount of such commitment set forth for such Lender on Schedule 1 hereto. The “Tranche B Commitment” of any Tranche B Lender will be the amount of such commitment set forth for such Lender on Schedule 1 hereto. The “Delayed Draw Commitment” of any Delayed Draw Lender will be the amount of such commitment set forth for such Lender on Schedule 1 hereto. The “New Revolving Commitment” of any New Revolving Lender will be the amount of such commitment set forth for such Lender on Schedule 1 hereto. The commitments of the Tranche A Lenders, Tranche B Lenders, Delayed Draw Lenders and New Revolving Lenders are several and no such Lender will be responsible for any other Lender’s failure (A) to make Tranche A Term Loans, Tranche B Term Loans, Delayed Draw Term Loans or Revolving Loans or (B) to acquire participations in Letters of Credit and Swingline Loans under the Restated Credit Agreement.

        (g)        Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, (i) each Tranche A Lender will make Tranche A Term Loans on the Effective Date, (ii) each Tranche B Lender will make Tranche B Term Loans on the Effective Date, (iii) each Delayed Draw Lender will make Delayed Draw Term Loans from time to time during the Delayed Draw Availability Period and (iv) each New Revolving Lender will make Revolving Loans from time to time during the Revolving Availability Period, in each case in the manner contemplated by Section 2.06 of the Restated Credit Agreement.

        (h)        Notwithstanding anything herein to the contrary, any Tranche B Lender that has Tranche D Term Loans or Tranche E Term Loans (collectively, “Existing Term Loans”) outstanding immediately prior to the Effective Date may, with the prior consent of the Administrative Agent, exchange its Existing Term Loans for Tranche B Term Loans in an equal principal amount (to the extent the aggregate principal amount of such Existing Term Loans does not exceed the Tranche B Commitment of such Lender); provided that such Lender (i) makes an election to do so by providing written notice thereof to the Administrative Agent not later than the time it delivers an executed counterpart of the signature page hereof to the Administrative Agent and (ii) transfers to the Administrative Agent, in the manner contemplated by Section 2.06 of the Restated Credit Agreement, an amount equal to the excess, if any, of its Tranche B Commitment over the principal amount of its Existing Term Loans exchanged pursuant to this paragraph (h).

        (i)        On the Effective Date, the Borrower shall apply the proceeds of the Tranche A Term Loans and Tranche B Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Term Loans (other than Existing Term Loans exchanged for Tranche B Term Loans pursuant to paragraph (h) of this Section), (ii) pay all accrued and unpaid interest on all Existing Term Loans, (iii) pay to each existing Tranche D Lender and Tranche E Lender under the Existing Credit Agreement (collectively, the “Existing Term Lenders”) all amounts payable pursuant to Section 2.16 of the Existing Credit Agreement as a result of the prepayment of such Lender’s Existing Term Loans and all other obligations then due and owing to such Lenders under the Existing Credit Agreement in their capacities as such, (iv) pay to each Revolving Lender under the Existing Credit Agreement (an “Existing Revolving Lender” and, together with the Existing Term Lenders, the “Existing Lenders”) (A) all outstanding Revolving Loans, (B) all accrued and unpaid commitment fees payable pursuant to Section 2.12(a) of the Existing Credit Agreement, (C) all accrued and unpaid participation fees payable pursuant to Section 2.12(b) and (D) all other obligations then due and owing to such Lenders under the Existing Credit Agreement in their capacities as such, and (v) pay to the Issuing Bank any unreimbursed LC Disbursements payable pursuant to Section 2.05(e) of the Existing Credit Agreement. The exchange of any Existing Term Loans for Tranche B Term Loans pursuant to paragraph (h) of this Section shall be treated as a prepayment of such Existing Term Loans for purposes of Section 2.16 of the Existing Credit Agreement.

        (j)        On the Effective Date, each Issuing Bank that has issued an Existing Letter of Credit shall be deemed, without further action by any New Revolving Lender or any other party hereto or to the Restated Credit Agreement, to have granted to each New Revolving Lender, and each New Revolving Lender shall have been deemed to have purchased from such Issuing Bank, a participation in such Letter of Credit in accordance with Section 2.05(d) of the Restated Credit Agreement. Concurrently with such grant, the participations in the Existing Letters of Credit granted to the Existing Revolving Lenders under the Existing Credit Agreement shall be automatically canceled without further action by any of the parties thereto. On and after the Effective Date, each Existing Letter of Credit shall constitute a Letter of Credit for all purposes of the Restated Credit Agreement.

        (k)        Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Section. If any Lender shall default in the payment of any amount due from it under this Section, then such Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such defaulted amount (to the extent so advanced by the Administrative Agent on behalf of such defaulting Lender) to the Administrative Agent, together with interest on such amount at the interest rate applicable to ABR Loans of the same Class from the date of the Borrowing to the date of payment. Upon any such payment by the Borrower, the Borrower shall have the right, at the defaulting Lender’s expense, upon notice to the defaulting Lender and to the Administrative Agent, to require such defaulting Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04 of the Restated Credit Agreement) all its interests, rights and obligations under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations; provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee shall pay to the defaulting Lender or the Administrative Agent (as applicable), in immediately available funds on the date of such assignment, the outstanding principal of and interest accrued to the date of payment on the Loans made by such defaulting Lender (or advanced by the Administrative Agent on its behalf, as applicable) under the Restated Credit Agreement, if any, and all other amounts accrued for such defaulting Lender’s (or, if applicable, the Administrative Agent’s) account or owed to it under the Restated Credit Agreement in respect of such Loans.

        SECTION 4. Amendment of Security Documents. The Required Restatement Lenders hereby (a) authorize the Collateral Agent to execute and deliver any amendments or modifications to the Security Documents that the Collateral Agent determines to be necessary or appropriate to permit the Transactions and (b) consent to all such amendments or modifications; provided that such amendments or modifications to the Security Documents shall not become effective prior to the Effective Date.

        SECTION 5. Amendment and Restatement of the Existing Credit Agreement. Effective immediately after the prepayment of the Existing Term Loans and outstanding Revolving Loans under Section 3 above, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Restated Credit Agreement”), and the Administrative Agent is hereby directed by the Required Restatement Lenders to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. From and after the effectiveness of such amendment and restatement, (i) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement and (ii) the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Restated Credit Agreement.

        SECTION 6. Conditions. The consummation of the transactions set forth in Sections 3 through 5 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

(a)        The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower and the Required Restatement Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)        The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of each of (i) Bingham McCutchen LLP, counsel for the Loan Parties, substantially in the form of Exhibit B-1, and (ii) LeClair Ryan Flippin Densmore, Virginia counsel for the Loan Parties, substantially in the form of Exhibit B-2, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Required Restatement Lenders shall reasonably request. Holdings and the Borrower hereby request such counsel to deliver such opinions.

(c)        The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

(d)        The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of each of Holdings and the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Restated Credit Agreement.

(e)        The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

(f)        The Collateral Agent shall have received (i) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement after giving effect to the Transactions, (ii) a completed Perfection Certificate dated the Effective Date and signed by an executive officer or Financial Officer of the Borrower and (iii) all documents and instruments necessary to create or perfect the Liens intended to be created under the Pledge Agreement after giving effect to the Transactions.

(g)        The Collateral Agent shall have received (i) to the extent requested by the Collateral Agent, amendments to each Mortgage executed in connection with the Existing Credit Agreement providing that the Tranche A Term Loans, Tranche B Term Loans, Delayed Draw Term Loans and Revolving Exposure of each Lender (in addition to the other Obligations) shall be secured by a Lien on each Mortgaged Property, signed on behalf of the record owner of such Mortgaged Property and (ii) a policy or policies of title insurance or a title endorsement to an existing title insurance policy, issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by the Restated Credit Agreement, together with such endorsements, coinsurance and reinsurance as the Collateral Agent or the Required Restatement Lenders may reasonably request.

(h) A Reaffirmation Agreement substantially in the form of Exhibit C hereto shall have been delivered by each party thereto.

        The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3 through 5 of this Agreement and the obligations of the Tranche A Lenders to make Tranche A Term Loans, the Tranche B Lenders to make Tranche B Term Loans, the Delayed Draw Lenders to make Delayed Draw Term Loans and the New Revolving Lenders to make New Revolving Commitments hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 7 below) at or prior to 5:00 p.m., New York City time, on November 3, 2004 (and, in the event such conditions are not so satisfied or waived, the Tranche A Commitments, Tranche B Commitments, Delayed Draw Commitments and New Revolving Commitments shall terminate at such time).

        SECTION 7. Effectiveness; Counterparts; Amendments; Fees. (a) This Agreement shall become effective when copies hereof which bear the signatures of Holdings, the Borrower, the Administrative Agent and the Required Restatement Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Required Restatement Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

        SECTION 8. No Novation. This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which (except to the extent repaid as provided herein) shall remain outstanding after the Effective Date as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Effective Date.

        SECTION 9. Intercreditor Agreements. (a) Each Lender authorizes the Administrative Agent and Collateral Agent to enter into one or more Intercreditor Agreements, and any amendments thereto or modifications thereof (including any amendments to or modifications of Intercreditor Agreements already in effect for the purpose of binding any Lenders not already parties thereto or otherwise), and agrees that each such Intercreditor Agreement, amendment or modification so entered into by the Administrative Agent and Collateral Agent shall be binding upon such Lender and its successors and assigns.

        (b)        The Administrative Agent agrees to furnish to the Lenders a draft of each Intercreditor Agreement, or amendment or modification thereto, prior to entering into such Intercreditor Agreement, amendment or modification.

        SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement or, in the case of a notice to any Existing Lender, in accordance with Section 9.01 of the Existing Credit Agreement.

        SECTION 11. Applicable Law; Waiver of Jury Trial. (A)   THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

        SECTION 12. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ADVANCE AUTO PARTS, INC.

by

/s/ Jeffrey T. Gray
Name: Jeffrey T. Gray
Title: SVP, CFO & Asst. Secretary

ADVANCE STORES COMPANY, INCORPORATED,

by

/s/ Jeffrey T. Gray
Name: Jeffrey T. Gray
Title: SVP, CFO & Asst. Secretary

JPMORGAN CHASE BANK, individually and as Administrative Agent,

by

/s/ Neil R. Boylan
Name: Neil R. Boylan
Title: Managing Director

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT, DATED AS OF NOVEMBER ___, 2004, IN RESPECT OF THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED NOVEMBER ___, 2004, AMONG ADVANCE AUTO PARTS, INC., ADVANCE STORES COMPANY, INCORPORATED, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT.

Name of Institution* ____________________________________________________

Executing as a Required Lender:	Executing as a Delayed Draw Lender:

by	by

Name:	Name:
Title:	Title:
Executing as a Tranche A Lender:	Executing as a New Revolving Lender:

by	by

Name:	Name:
Title:	Title:
Executing as a Tranche B Lender:

by

Name:
Title:

_________________

*Each Lender must sign separately in each capacity in which it is agreeing to the terms of this Agreement.

SCHEDULES AND EXHIBITS

Schedules

Schedule 1	—	Schedule 1 Tranche A Commitments, Tranche B Commitments, Delayed Draw Commitments and NewRevolving Commitments
Exhibits

Exhibit A	—	Amended and Restated Credit Agreement
Exhibit B-1	—	Form of Opinion of Bingham McCutchen LLP
Exhibit B-2	—	Form of Opinion of LeClair Ryan Flippin Densmore
Exhibit C	—	Form of Reaffirmation Agreement